UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 7, 2006

H&R BLOCK, INC.

(Exact name of registrant as specified in charter)

Missouri (State of Incorporation)	1-6089 (Commission File Number)	44-0607856 (I.R.S. Employer Identification Number)

4400 Main Street, Kansas City, MO	64111
(Address of Principal Executive Offices)	(Zip Code)

(816) 753-6900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 1.01	Entry into a Material Definitive Agreement

On June 7, 2006, the Board of Directors of H&R Block, Inc. (the “Company”), based on recommendations of the Board’s Compensation Committee, approved the following compensation arrangements for persons (the “Named Executive Officers”) who are expected to be listed as named executive officers in the Summary Compensation Table in the Company’s Proxy Statement for its 2006 Annual Meeting of Shareholders.

Annual Incentive (Short-Term) Compensation Earned in Fiscal 2006

Short-term incentive compensation awards for the fiscal year ended April 30, 2006 were approved. The awards were based on the achievement of performance goals established in June 2005. The amounts of the short-term incentive compensation awards are as follows:

Name	Position	Award
Mark A. Ernst	Chairman of the Board, President and Chief Executive Officer	*
William L. Trubeck	Executive Vice President and Chief Financial Officer	$185,000
Robert E. Dubrish	President and Chief Executive Officer, Option One Mortgage Corporation	75,000
Steven Tait	President, RSM McGladrey Business Services, Inc.	300,000
Nicholas J. Spaeth	Senior Vice President and Chief Legal Officer	93,000

*	Although Mr. Ernst earned a short-term incentive award under the Company’s short-term incentive compensation programs for the fiscal year ended April 30, 2006, he declined such award.

Long-Term Incentive Compensation Awarded in Fiscal 2007

Long-term incentive compensation awards for fiscal year 2007 were approved under the Company’s 2003 Long-Term Executive Compensation Plan. Such awards will be in the form of stock options and performance shares in the following amounts:

Name	Securities Underlying Options	Performance Shares
Mark A. Ernst	376,885	33,335
William L. Trubeck	125,000	15,000
Robert E. Dubrish	125,000	15,000
Steven Tait	100,000	10,000
Nicholas J. Spaeth	55,000	6,000

The stock options vest in equal annual installments over three years following the date of grant. The performance shares vest after three years, subject to pre-established performance objectives based on the Company’s total shareholder return as measured against a broad market index and/or cumulative financial performance tied to specific business responsibilities. The actual number of performance shares an executive will receive will vary based on actual performance against the pre-established performance objectives, with the maximum number of shares received being one and one-half times the target award amount and the minimum number of shares received being one-half of the target award amount. The grant of stock options and performance shares will be made pursuant to the terms of the 2003 Long-Term Executive Compensation Plan.

Fiscal 2007 Base Salary Increases

Annual base salaries were approved, effective on July 1, 2006. The following table sets forth the annual base salaries for fiscal years 2006 and 2007:

Name	2006	2007
Mark A. Ernst	$860,000	$860,000*
William L. Trubeck	463,500	475,000
Robert E. Dubrish	490,000	500,000
Steven Tait	425,000	465,000
Nicholas J. Spaeth	412,000	412,000

* Mr. Ernst declined an increase in base salary for the fiscal year ended April 30, 2007.

Other Compensation Information

Additional information concerning the compensation paid to the Named Executive Officers for fiscal 2006 will be included in the Proxy Statement for the Corporation’s 2006 Annual Meeting of Shareholders, which is expected to be filed with the Securities and Exchange Commission in July 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC.

Date:	June 13, 2006	By:/s/ Bret G. Wilson
Bret G. Wilson
Vice President and Secretary